Exhibit 77(q)(1)

Exhibits

(a)(1)  Articles Supplementary dated May 20, 2009 to the Articles of Amendment and Restatement dated February 21, 2002 regarding the creation of ING Corporate Leaders 100 Fund – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(a)(2)  Articles of Amendment dated June 11, 2008 to the Articles of Amendment and Restatement dated February 21, 2002 regarding the name change of ING Global Income Builder Fund to ING Global Target Payment Fund – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A on August 21, 2008 and incorporated herein by reference.

(a)(3)  Articles Supplementary dated September 16, 2008 to the Articles of Amendment and Restatement dated February 21, 2002 regarding the creation of ING Alternative Beta Fund – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(a)(4)  Articles Supplementary dated October 15, 2008 to the Articles of Amendment and Restatement dated February 21, 2002 regarding the creation of ING U.S. Government Money Market Fund – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

(a)(5)  Plan of Liquidation and Dissolution of Series dated February 9, 2009 regarding the dissolution of ING 130/30 Fundamental Research Fund – Filed herein.

(a)(6)  Articles of Amendment dated March 2, 2009 to the Articles of Amendment and Restatement dated February 21, 2002 regarding the dissolution of ING Global Science and Technology Fund – Filed herein.

(a)(7)  Articles of Amendment dated March 2, 2009 to the Articles of Amendment and Restatement dated February 21, 2002 regarding the dissolution of ING 130/30 Fundamental Research Fund – Filed herein.

(e)(1)  Sub-Advisory Agreement dated October 22, 2008 between ING Investments LLC and ING Investment Management Advisers, B.V. regarding ING Alternative Beta Fund – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(e)(2)  Amended Schedule A dated September 25, 2008 to the Sub-Advisory Agreement ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 – Filed herein.

(e)(3)  Amended Schedule A dated October 31, 2008 to the Sub-Advisory Agreement ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.